INVESCO CONSTELLATION FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2012
FILE NUMBER :      811-1424
SERIES NO.:        2

74U.                         1 Number of shares outstanding (000's Omitted)

                               Class A                        94,940

                             2 Number of shares outstanding of a second class of
                               open-end company shares (000's Omitted)

                               Class B                         3,172
                               Class C                         3,962
                               Class R                           334
                               Class Y                           521
                               Class R5                          189

74V.                         1 Net asset value per share (to nearest cent)

                               Class A                      $  23.31

                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)

                               Class B                      $  20.66
                               Class C                      $  20.65
                               Class R                      $  22.86
                               Class Y                      $  23.49
                               Class R5                     $  26.13

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INVESCO CHARTER FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2012
FILE NUMBER :      811-1424
SERIES NO.:        3

72DD.                        1 Total income dividends for which record date
                               passed during the period. (000's Omitted)

                               Class A                      $ 25,075

                             2 Dividends for a second class of open-end company
                               shares (000's Omitted)

                               Class R                      $    300
                               Class S                      $    150
                               Class Y                      $  1,625
                               Class R5                     $  3,844

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

                             1 Dividends from net investment income

                               Class A                        0.1034

                             2 Dividends for a second class of open-end company
                               shares (form nnn.nnnn)

                               Class R                        0.0721
                               Class S                        0.1176
                               Class Y                        0.1390
                               Class R5                       0.1560

74U.                         1 Number of shares outstanding (000's Omitted)

                               Class A                                226,979

                             2 Number of shares outstanding of a second class of
                               open-end company shares (000's Omitted)

                               Class B                         7,390
                               Class C                        14,572
                               Class R                         4,635
                               Class S                         1,187
                               Class Y                        20,337
                               Class R5                       20,692
                               Class R6                        5,250

74V.                         1 Net asset value per share (to nearest cent)

                               Class A                      $  17.73

                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)

                               Class B                      $  16.96
                               Class C                      $  17.00
                               Class R                      $  17.59
                               Class S                      $  17.75
                               Class Y                      $  17.81
                               Class R5                     $  18.29
                               Class R6                     $  18.29

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INVESCO CAPITAL DEVELOPMENT FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER :      811-1424
SERIES NO.:        11

74U.                         1 Number of shares outstanding (000's Omitted)

                               Class A                        26,964

                             2 Number of shares outstanding of a second class of
                               open-end company shares (000's Omitted)

                               Class B                         1,994
                               Class C                         3,607
                               Class R                         1,474
                               Class Y                           407
                               Investor Class                    595
                               Institutional Class               750

74V.                         1 Net asset value per share (to nearest cent)

                               Class A                      $  17.11

                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)

                               Class B                      $  14.62
                               Class C                      $  14.60
                               Class R                      $  16.67
                               Class Y                      $  17.26
                               Investor Class               $  17.12
                               Institutional Class          $  18.23

INVESCO DIVERSIFIED DIVIDEND FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2012
FILE NUMBER :      811-1424
SERIES NO.:        18

72DD.                        1 Total income dividends for which record date
                               passed during the period. (000's Omitted)

                               Class A                      $ 40,823

                             2 Dividends for a second class of open-end company
                               shares (000's Omitted)

                               Class B                      $    377
                               Class C                      $  1,402
                               Class R                      $    437
                               Class Y                      $  3,068
                               Investor Class               $ 24,044
                               Class R5                     $ 13,890

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

                             1 Dividends from net investment income

                               Class A                      $ 0.2252

                             2 Dividends for a second class of open-end company
                               shares (form nnn.nnnn)

                               Class B                      $ 0.1302
                               Class C                      $ 0.1301
                               Class R                      $ 0.1946
                               Class Y                      $ 0.2569
                               Investor Class               $ 0.2293
                               Class R5                     $ 0.2680

74U.                         1 Number of shares outstanding (000's Omitted)

                               Class A                       186,131

                             2 Number of shares outstanding of a second class of
                               open-end company shares (000's Omitted)

                               Class B                         2,642
                               Class C                        11,467
                               Class R                         2,795
                               Class Y                        13,211
                               Investor Class                106,722
                               Class R5                       53,227
                               Class R6                       12,289

74V.                         1 Net asset value per share (to nearest cent)

                               Class A                      $  13.54

                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)

                               Class B                      $  13.40
                               Class C                      $  13.38
                               Class R                      $  13.58
                               Class Y                      $  13.56
                               Investor Class               $  13.53
                               Class R5                     $  13.54
                               Class R6                     $  13.54

INVESCO SUMMIT FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2012
FILE NUMBER :      811-1424
SERIES NO.:        19

72DD.                        1 Total income dividends for which record date
                               passed during the period. (000's Omitted)

                               Class A                      $      4

                             2 Dividends for a second class of open-end company
                               shares (000's Omitted)

                               Class P                      $  2,373
                               Class S                      $      5
                               Class Y                      $      3

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

                             1 Dividends from net investment income

                               Class A                        0.0023

                             2 Dividends for a second class of open-end company
                               shares (form nnn.nnnn)

                               Class P                        0.0180
                               Class S                        0.0157
                               Class Y                        0.0307
                               Class R5                       0.0396

74U.                         1 Number of shares outstanding (000's Omitted)

                               Class A                         1,792

                             2 Number of shares outstanding of a second class of
                               open-end company shares (000's Omitted)

                               Class B                            74
                               Class C                           129
                               Class P                       119,066
                               Class S                           307
                               Class Y                            38
                               Class R5                           10

74V.                         1 Net asset value per share (to nearest cent)

                               Class A                      $  12.67

                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)

                               Class B                      $  12.25
                               Class C                      $  12.22
                               Class P                      $  12.75
                               Class S                      $  12.70
                               Class Y                      $  12.72
                               Class R5                     $  12.73